SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: February 6, 2001



                               USDATA CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                          000-25936               75-2405152
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(State or other jurisdiction of   (Commission File Number)   (IRS Employer
 incorporation or organization)                              Identification No.)


2435 N. Central Expressway, Richardson, Texas                75080-2722
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(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code (927) 680-9700




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ITEM 5.           OTHER EVENTS.
                  ------------

         SCP Private Equity Partners II, L.P. ("SCP") elected to exercise the right to acquire shares of Series B Convertible Preferred Stock ("Series B
Stock") of USDATA Corporation (the "Company") in exchange for Series A-1 Convertible Preferred Stock ("Series A-1 Stock") of eMake Corporation ("eMake"), a subsidiary of the Company. Safeguard 2000 Capital, L.P. ("Safeguard") elected to exercise the right to acquire shares of Series B Stock of the Company in exchange for Series A-2 Convertible Preferred Stock ("Series A-2 Stock") of eMake. The conversion of the stock by SCP and Safeguard became effective January 1, 2001. Set forth below is the unaudited pro forma balance sheet of the Company after the conversion of the Series A-1 Stock and the Series A-2 Stock for Series B Stock.



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
                                                         USDATA CORPORATION AND SUBSIDIARIES
                                                  PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                  (In thousands, except share and per share data)
                                                                     (Unaudited)



                                                                                            Conversion of Emake
                                                                                            Series A-1 and A-2      Pro Forma
                                                                            September 30,     P/S to USDATA       September 30,
                                                                              2000            Series B P/S           2000
    -----------------------------------------------------------------------------------------------------------------------------

    ASSETS

    Current assets:
      Cash and cash equivalents                                              $  4,548           $     -         $  4,548
      Accounts receivable, net of allowance for doubtful
         accounts of $483 and $453, respectively                                3,329                              3,329
      Other current assets                                                      1,013                              1,013
    -----------------------------------------------------------------------------------------------------------------------------
               Total current assets                                             8,890                 -            8,890
    -----------------------------------------------------------------------------------------------------------------------------
    Property and equipment, net                                                 3,897                              3,897
    Computer software development costs, net                                    8,442                              8,442
    Software held for resale, net                                                 923                                923
    Cost in excess of fair value of tangible net assets purchased, net          3,966                              3,966
    Intangible and other assets                                                 1,733                              1,733
    -----------------------------------------------------------------------------------------------------------------------------
               Total assets                                                  $ 27,851           $     -         $ 27,851
    -----------------------------------------------------------------------------------------------------------------------------
    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
    Current liabilities:
      Accounts payable                                                       $  2,038                           $  2,038
      Deferred revenue                                                          1,364                              1,364
      Accrued compensation and benefits                                         2,251                              2,251
      Stockholder notes payable                                                     -                                  -
      Current portion of long-term debt                                           122                                122
      Other accrued liabilities                                                 1,222                              1,222
    -----------------------------------------------------------------------------------------------------------------------------
               Total current liabilities                                        6,997                 -            6,997
    -----------------------------------------------------------------------------------------------------------------------------
    Long-term debt, less current portion                                          543                                543
    -----------------------------------------------------------------------------------------------------------------------------
               Total liabilities                                                7,540                 -            7,540
    -----------------------------------------------------------------------------------------------------------------------------
    Commitments and contingencies

    Preferred stock,  $.01 par value,  2,200,000  shares  authorized:  Series A cumulative  convertible  redeemable  preferred  stock;  100,000 shares
          authorized; 50,000 shares issued and outstanding in 1999.                 -                                  -

    Redeemable convertible preferred stock, Series A-1 and Series A-2,
       $.01 par value, with a redemption and liquidation value of $2.50 per share in 2000; 16,000,000 shares authorized for Series A-1 and
       16,000,000 shares for Series A-2; 5,300,000 shares issued and
       outstanding for each series of preferred stock                          26,612          (26,612)                -

    Stockholders' equity (deficit):
    Preferred stock, $.01 par value, 2,200,000 shares authorized:

       Series A cumulative convertible preferred stock; 100,000 shares
          authorized; 50,000 shares issued and outstanding in 2000              5,491                              5,491

       Series B cumulative convertible preferred stock; 800,000 shares
          authorized; 265,000 shares issued and outstanding in 2000                              26,612           26,612

       Common stock, $.01 par value, 40,000,000 shares
          authorized; 16,324,189 issued in 2000                                   163                                163
      Additional paid-in capital                                               24,293                             24,293
      Deferred compensation                                                      (466)                              (466)
      Retained earnings(accumulated deficit)                                  (26,871)                           (26,871)
      Treasury stock at cost, 2,318,007 shares in 2000                         (7,964)                            (7,964)
      Accumulated other comprehensive loss                                       (947)                              (947)
    -----------------------------------------------------------------------------------------------------------------------------
               Total stockholders' equity (deficit)                            (6,301)           26,612           20,311
    -----------------------------------------------------------------------------------------------------------------------------
               Total liabilities and stockholders' equity                    $ 27,851           $     -         $ 27,851
               (deficit)
    -----------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 6, 2001


                                          USDATA CORPORATION


                                          By: /s/ Robert A. Merry
                                              ---------------------------------
                                              Name: Robert A. Merry
                                              Title:    Chief Executive Officer